Page 20 of 68 Pages

                                    EXHIBIT C

                             JOINT FILING AGREEMENT

               The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of T/F Purifiner, Inc. dated June 30, 1997 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d- 1(f) under the Securities Exchange Act of 1934.

Date:  June 30, 1997

                                             QUANTUM INDUSTRIAL PARTNERS LDC

                                             By:  /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Attorney-in-Fact


                                             QIH MANAGEMENT INVESTOR, L.P.

                                             By:  QIH Management, Inc.,
                                                  its General Partner

                                                  By:  /S/ MICHAEL C. NEUS
                                                       ------------------------
                                                       Michael C. Neus
                                                       Vice President


                                             QIH MANAGEMENT, INC.

                                             By:  /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Vice President


                                             SOROS FUND MANAGEMENT LLC

                                             By:  /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Assistant General Counsel




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                                                             Page 21 of 68 Pages


                                             GEORGE SOROS

                                             By:  /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Attorney-in-Fact


                                             STANLEY F. DRUCKENMILLER

                                             By:  /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Attorney-in-Fact